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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


 -------------------------------------------------------------------------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of Earliest Event Reported): September 10, 2001


                           NEVADA GOLD & CASINOS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                                     ------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


           0-8927                                       88-0142032
           ------                                        ----------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


              3040 Post Oak Blvd., Suite 675, Houston, Texas 77056
              ----------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 621-2245
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.  None.

         (b)  Pro Forma Financial Information. None.

         (c)      Exhibits


         Exhibit Number             Description of Exhibit
         --------------             ----------------------

         99.1                       Press Release, dated September 10, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

See Exhibit 99.1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEVADA GOLD & CASINOS, INC.




                                            By: /s/ H. THOMAS WINN
                                               ------------------------------
                                                H. Thomas Winn, President


DATE: September 14, 2001


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                                INDEX OF EXHIBITS


Exhibit Number             Description of Exhibit
--------------             ----------------------

99.1                       Press Release, dated September 10, 2001.